UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) July 17, 2009
                                                      -------------

                                 MONROE BANCORP
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             (Exact Name of Registrant as Specified in Its Charter)

                                     INDIANA
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                 (State or Other Jurisdiction of Incorporation)

       000-31951                                          35-1594017
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(Commission File Number)                       (IRS Employer Identification No.)


      210 East Kirkwood Avenue
           Bloomington, IN                                   47408
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(Address of Principal Executive Offices)                   (Zip Code)

                                 (812) 336-0201
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.        Entry into a Material Definitive Agreement.

     On July 17, 2009, Monroe Bancorp ("Monroe") entered into an Indenture with Wells Fargo Bank, National Association, as trustee (the "Indenture"), relating to the issuance of $13 million in aggregate principal amount of its 10% Redeemable Subordinated Debentures Due 2019 (the "Debentures"). The Debentures were issued and sold on July 17, 2009.

     A copy of the Indenture is filed as Exhibit 4 with this report and incorporated herein by reference. The following description of the Debentures and the Indenture is a summary and is not meant to be a complete description of the Debentures or the Indenture. This description is qualified in its entirety by reference to the detailed provisions of the Indenture and form of the Debentures attached as Exhibit A to the Indenture.

     The Debentures bear interest at 10% per annum, payable semiannually on June 30 and December 31 of each year commencing on December 31, 2009. Interest is calculated based upon 12 months of 30 days each. No Debentures may be redeemed before June 30, 2012. On or after June 30, 2012, the Debentures may be redeemed, subject to the Company's prior consultation with, and approval, if required, by, the Board of Governors of the Federal Reserve, at a redemption price equal to 100% of the principal amount of the Debentures to be redeemed plus any accrued and unpaid interest to the date of redemption. The Debentures are not entitled to the benefit of any sinking fund.

     The Debentures are subordinate in right of payment to all of the Company's senior debt. The Company is prohibited from paying any principal or interest on any Debentures, or redeeming or repurchasing any Debentures, (i) after any senior debt becomes due and payable, unless and until all such senior debt has first been paid in full, or (ii) after a default in the payment of any principal or interest on any senior debt, unless and until such default has been cured, waived, or otherwise has ceased to exist. If the Company receives notice of a default (other than a default in the payment of any principal or interest) that permits the holders of senior debt to declare the senior debt immediately due and payable or if there is a judicial proceeding with regard to this type of default, then, unless and until the default has been cured or waived or has ceased to exist or all senior debt has been paid, no direct or indirect payment may be made or agreed to be made on the Debentures, or in respect of any redemption, repayment, retirement, purchase or other acquisition of any of the Debentures.

     The following events are "events of default" with respect to the
Debentures:

     (1) The Company fails to pay interest on any debenture when the same becomes due and payable and such failure continues for a period of 30 days;

     (2) The Company fails to pay the principal of any debenture when the same becomes due and payable at maturity, upon redemption or otherwise;

     (3) The Company fails to comply with any of its other agreements in the Debenture or the Indenture and such failure continues for the period and after the notice specified in the Indenture;

     (4) Any proceedings involving the Company or its subsidiary, Monroe Bank (the "Bank"), are commenced by or against the Company or the Bank under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law or statute of the federal government or any state government and, if such proceedings are instituted against the Company or the Bank, the Company or the Bank, as the case may be, by any action or failure to act indicate its approval of, consent to or acquiescence therein, or an order shall be entered approving the petition in such proceedings and within 60 days after the entry thereof such order is not vacated or stayed on appeal or otherwise, or shall not otherwise have ceased to continue in effect;

     (5) The Company applies for, consents to or acquiesces in the appointment of a trustee, receiver, conservator or liquidator for the Company under the provisions of Chapter 7 or Chapter 11 of the U.S. Bankruptcy Code, or in the absence of such application, consent or acquiescence, a trustee, conservator, receiver or liquidator is appointed for the Company under those provisions, and is not discharged within 30 days, or any bankruptcy, reorganization, debt arrangement or other proceeding or any dissolution, liquidation, or conservatorship proceeding is instituted by or against the Company under those provisions, and if instituted against the Company, is consented or acquiesced in by the Company or remains for 30 days undismissed, or if the Company is enjoined, restrained or in any way prevented from conducting all or any material part of its business under those provisions; or

     (6) The Bank applies for, consents to or acquiesces in the appointment of a receiver for itself, or in the absence of such application, consent or acquiescence, a receiver is appointed for the Bank, and is not discharged within 30 days.

     The Indenture permits the trustee or the holders of the Debentures to declare the principal of the Debentures to be immediately due and payable only in limited circumstances involving the Company's bankruptcy. No acceleration is permitted as a result of other breaches of the Indenture, including the Company's failure to pay interest on the Debentures or comply with any of other agreements in the Indenture.

     The Indenture and the Debentures are governed by and construed in accordance with the laws of the State of New York.


Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     The information reported under Item 1.01 is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

     4 Indenture dated as of July 17, 2009 by and between Wells Fargo Bank, N.A. and Monroe Bancorp

SIGNATURE
---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  July 23, 2009

                                 MONROE BANCORP



                                 /s/ Gordon M. Dyott
                                 ---------------------------------------
                                 Gordon M. Dyott
                                 Executive Vice President,
                                 Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.                             Exhibit Title
-----------         ----------------------------------------------------------

    4 Indenture dated as of July 17, 2009 by and between Wells Fargo Bank, N.A. and Monroe Bancorp